                                                                 EXHIBIT 24.1

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer or both, of Morrison Knudsen Corporation, A Delaware corporation (the "Company"), does hereby appoint ROBERT A. TINSTMAN, JAMES E. MCCALLUM AND STEPHEN G. HANKS, and each of them, jointly and severally, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents (with full power and authority to act alone) to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any one of them, may deem necessary or advisable to enable the Company to comply the requirements of the Securities and Exchange Commission (the "Commission") and any rules, regulations or requirements of any other regulatory authority, whether federal, state or otherwise, in connection with the filing under the Securities Act of 1933, as amended, of the any and all amendments and post-effective amendments to the Company's Form S-8 Registration Statement No. 33-81038 (collectively, the "Registration Statement"), relating to the registration of interests in the Morrison Knudsen Corporation Amended and Restated Stock Option Plan (formerly titled "The 1994 Stock Option and Incentive Plan for Officers, Directors and Key Employees of Kasler Holding Company) and shares of Morrison Knudsen Corporation Common Stock, $0.01 par value, to be acquired under said Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Registration Statement filed with the Commission and to any instruments or documents filed as a part of, as an exhibit to, or in connection with said Registration Statement; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of April, 1997.

                                               /s/ D. H. Batchelder
                                            -----------------------------------
                                                   D. H. Batchelder

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer or both, of Morrison Knudsen Corporation, A Delaware corporation (the "Company"), does hereby appoint ROBERT A. TINSTMAN, JAMES E. MCCALLUM AND STEPHEN G. HANKS, and each of them, jointly and severally, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents (with full power and authority to act alone) to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any one of them, may deem necessary or advisable to enable the Company to comply the requirements of the Securities and Exchange Commission (the "Commission") and any rules, regulations or requirements of any other regulatory authority, whether federal, state or otherwise, in connection with the filing under the Securities Act of 1933, as amended, of the any and all amendments and post-effective amendments to the Company's Form S-8 Registration Statement No. 33-81038 (collectively, the "Registration Statement"), relating to the registration of interests in the Morrison Knudsen Corporation Amended and Restated Stock Option Plan (formerly titled "The 1994 Stock Option and Incentive Plan for Officers, Directors and Key Employees of Kasler Holding Company) and shares of Morrison Knudsen Corporation Common Stock, $0.01 par value, to be acquired under said Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Registration Statement filed with the Commission and to any instruments or documents filed as a part of, as an exhibit to, or in connection with said Registration Statement; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of April, 1997.

                                               /s/ L. R. Judd
                                            -----------------------------------
                                                   L. R. Judd

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer or both, of Morrison Knudsen Corporation, A Delaware corporation (the "Company"), does hereby appoint ROBERT A. TINSTMAN, JAMES E. MCCALLUM AND STEPHEN G. HANKS, and each of them, jointly and severally, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents (with full power and authority to act alone) to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any one of them, may deem necessary or advisable to enable the Company to comply the requirements of the Securities and Exchange Commission (the "Commission") and any rules, regulations or requirements of any other regulatory authority, whether federal, state or otherwise, in connection with the filing under the Securities Act of 1933, as amended, of the any and all amendments and post-effective amendments to the Company's Form S-8 Registration Statement No. 33-81038 (collectively, the "Registration Statement"), relating to the registration of interests in the Morrison Knudsen Corporation Amended and Restated Stock Option Plan (formerly titled "The 1994 Stock Option and Incentive Plan for Officers, Directors and Key Employees of Kasler Holding Company) and shares of Morrison Knudsen Corporation Common Stock, $0.01 par value, to be acquired under said Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Registration Statement filed with the Commission and to any instruments or documents filed as a part of, as an exhibit to, or in connection with said Registration Statement; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of April, 1997.

                                               /s/ W. C. Langley
                                            -----------------------------------
                                                   W. C. Langley

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer or both, of Morrison Knudsen Corporation, A Delaware corporation (the "Company"), does hereby appoint ROBERT A. TINSTMAN, JAMES E. MCCALLUM AND STEPHEN G. HANKS, and each of them, jointly and severally, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents (with full power and authority to act alone) to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any one of them, may deem necessary or advisable to enable the Company to comply the requirements of the Securities and Exchange Commission (the "Commission") and any rules, regulations or requirements of any other regulatory authority, whether federal, state or otherwise, in connection with the filing under the Securities Act of 1933, as amended, of the any and all amendments and post-effective amendments to the Company's Form S-8 Registration Statement No. 33-81038 (collectively, the "Registration Statement"), relating to the registration of interests in the Morrison Knudsen Corporation Amended and Restated Stock Option Plan (formerly titled "The 1994 Stock Option and Incentive Plan for Officers, Directors and Key Employees of Kasler Holding Company) and shares of Morrison Knudsen Corporation Common Stock, $0.01 par value, to be acquired under said Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Registration Statement filed with the Commission and to any instruments or documents filed as a part of, as an exhibit to, or in connection with said Registration Statement; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of April, 1997.

                                               /s/ R. S. Miller, Jr.
                                            -----------------------------------
                                                   R. S. Miller, Jr.

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer or both, of Morrison Knudsen Corporation, A Delaware corporation (the "Company"), does hereby appoint ROBERT A. TINSTMAN, JAMES E. MCCALLUM AND STEPHEN G. HANKS, and each of them, jointly and severally, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents (with full power and authority to act alone) to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any one of them, may deem necessary or advisable to enable the Company to comply the requirements of the Securities and Exchange Commission (the "Commission") and any rules, regulations or requirements of any other regulatory authority, whether federal, state or otherwise, in connection with the filing under the Securities Act of 1933, as amended, of the any and all amendments and post-effective amendments to the Company's Form S-8 Registration Statement No. 33-81038 (collectively, the "Registration Statement"), relating to the registration of interests in the Morrison Knudsen Corporation Amended and Restated Stock Option Plan (formerly titled "The 1994 Stock Option and Incentive Plan for Officers, Directors and Key Employees of Kasler Holding Company) and shares of Morrison Knudsen Corporation Common Stock, $0.01 par value, to be acquired under said Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Registration Statement filed with the Commission and to any instruments or documents filed as a part of, as an exhibit to, or in connection with said Registration Statement; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of April, 1997.

                                               /s/ D. Parkinson
                                            -----------------------------------
                                                   D. Parkinson

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer or both, of Morrison Knudsen Corporation, A Delaware corporation (the "Company"), does hereby appoint ROBERT A. TINSTMAN, JAMES E. MCCALLUM AND STEPHEN G. HANKS, and each of them, jointly and severally, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents (with full power and authority to act alone) to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any one of them, may deem necessary or advisable to enable the Company to comply the requirements of the Securities and Exchange Commission (the "Commission") and any rules, regulations or requirements of any other regulatory authority, whether federal, state or otherwise, in connection with the filing under the Securities Act of 1933, as amended, of the any and all amendments and post-effective amendments to the Company's Form S-8 Registration Statement No. 33-81038 (collectively, the "Registration Statement"), relating to the registration of interests in the Morrison Knudsen Corporation Amended and Restated Stock Option Plan (formerly titled "The 1994 Stock Option and Incentive Plan for Officers, Directors and Key Employees of Kasler Holding Company) and shares of Morrison Knudsen Corporation Common Stock, $0.01 par value, to be acquired under said Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Registration Statement filed with the Commission and to any instruments or documents filed as a part of, as an exhibit to, or in connection with said Registration Statement; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of April, 1997.

                                               /s/ T. W. Payne
                                            -----------------------------------
                                                   T. W. Payne

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or officer or both, of Morrison Knudsen Corporation, A Delaware corporation (the "Company"), does hereby appoint ROBERT A. TINSTMAN, JAMES E. MCCALLUM AND STEPHEN G. HANKS, and each of them, jointly and severally, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents (with full power and authority to act alone) to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any one of them, may deem necessary or advisable to enable the Company to comply the requirements of the Securities and Exchange Commission (the "Commission") and any rules, regulations or requirements of any other regulatory authority, whether federal, state or otherwise, in connection with the filing under the Securities Act of 1933, as amended, of the any and all amendments and post-effective amendments to the Company's Form S-8 Registration Statement No. 33-81038 (collectively, the "Registration Statement"), relating to the registration of interests in the Morrison Knudsen Corporation Amended and Restated Stock Option Plan (formerly titled "The 1994 Stock Option and Incentive Plan for Officers, Directors and Key Employees of Kasler Holding Company) and shares of Morrison Knudsen Corporation Common Stock, $0.01 par value, to be acquired under said Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Registration Statement filed with the Commission and to any instruments or documents filed as a part of, as an exhibit to, or in connection with said Registration Statement; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of April, 1997.

                                               /s/ J. D. Roach
                                            -----------------------------------
                                                   J. D. Roach